UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sixth Street Specialty Lending, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Sixth Street Specialty Lending, Inc.

2100 McKinney Avenue, Suite 1500

Dallas, TX 75201

April 11, 2024

To Our Stockholders:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Sixth Street Specialty Lending, Inc. to be held on May 23, 2024, at 9:30 a.m., Eastern Time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, NY 10017.

The following pages include a formal notice of the meeting and our proxy statement. The Notice of Internet Availability of Proxy Materials you received in the mail and this proxy statement describe various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the annual meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in the Notice of Internet Availability of Proxy Materials and this proxy statement.

You will also receive separate proxy materials for a Special Meeting of Stockholders, which will be held at the same place and on the same date stated above, but not at the same time. Please be certain to vote separately each proxy card that you receive from us.

On behalf of management and our Board of Directors, we thank you for your continued support of Sixth Street Specialty Lending, Inc.

Sincerely,

/s/ Joshua Easterly
Joshua Easterly
Chairman of the Board of Directors

April 11, 2024

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting of Stockholders to Be Held on May 23, 2024.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2023 are available online at www.proxyvote.com.

The following information applicable to the Annual Meeting of Stockholders may be found in the proxy statement and accompanying proxy card:

•	the date, time and location of the meeting;

•	a list of the matters intended to be acted on and our recommendations regarding those matters;

•	any control/identification numbers that you need to access proxy material online; and

•	information about attending the meeting and voting in person.

Sixth Street Specialty Lending, Inc.

2100 McKinney Avenue, Suite 1500

Dallas, TX 75201

Notice of the 2024 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders of Sixth Street Specialty Lending, Inc. will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, NY 10017 on May 23, 2024, at 9:30 a.m., local time. The 2024 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect three Class I directors, each to serve for a three-year term and until a successor has been duly elected and qualified or until the director’s earlier resignation or removal.

2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. To transact such other business as may properly come before the 2024 Annual Meeting of Stockholders or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 28, 2024, are entitled to notice of and to vote at the 2024 Annual Meeting of Stockholders or any postponement or adjournment thereof.

We are furnishing a proxy statement, annual report and proxy card to our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement, annual report and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement and annual report, and vote your proxy, on the internet.

Your vote is extremely important to us. Whether or not you plan to attend the 2024 Annual Meeting of Stockholders, we encourage you to vote your proxy on the internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials or proxy card. Stockholders may also request from us free of charge hard copies of the proxy statement and proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Further, from time to time we may repurchase shares of our common stock and are notifying you of this ability as required by applicable securities law. See “Stock Repurchases” in the proxy statement.

By Order of the Board of Directors,

/s/ Anton Brett
Anton Brett
Chief Compliance Officer and Secretary

April 11, 2024

YOUR VOTE IS IMPORTANT! WE HOPE YOU WILL VOTE OVER THE INTERNET, BY PHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE MEETING, YOU STILL MAY ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

i

Sixth Street Specialty Lending, Inc.

2100 McKinney Avenue, Suite 1500

Dallas, TX 75201

PROXY STATEMENT

FOR THE 2024

ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Sixth Street Specialty Lending, Inc., which is sometimes referred to in this proxy statement as “TSLX,” “we,” “us,” “our,” or the “Company,” for use at the 2024 Annual Meeting of Stockholders (the “Meeting”) to be held to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, NY 10017 on May 23, 2024, at 9:30 a.m., Eastern Time. Only holders of record of our common stock at the close of business on March 28, 2024, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had 92,121,556 shares of common stock outstanding and entitled to vote.

It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to Stockholders on or about April 11, 2024. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), and the Company’s Annual Report for the fiscal year ended December 31, 2023 will first be made available to stockholders on or about April 11, 2024. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of the Company’s common stock represented by the proxy will be voted (1) FOR the election of the Class I director candidates nominated by the Board and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Should any matter not described above be properly presented at the Meeting, the named proxies will vote in accordance with their judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

The 2024 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect three Class I directors, each to serve for a three-year term and until a successor has been duly elected and qualified or until the director’s earlier resignation or removal.

2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

3. To transact such other business as may properly come before the 2024 Annual Meeting of Stockholders or any postponement or adjournment thereof.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. If you have properly voted by proxy online, by phone, or via mail, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Provided a quorum is present, directors are elected by a plurality of the votes represented at the meeting and voted for nominee(s) in the election. Broker non-votes, if any, though counted for purposes of establishing a quorum, will not affect the outcome of the voting on the elections. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.

The affirmative vote of the majority of shares represented at the meeting and voting on the proposal will determine the outcome of the ratification of the independent registered public accounting firm. For each of these proposals, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.

The inspector of elections appointed for the Meeting will separately tabulate affirmative votes, “against” votes or “withhold” votes, as applicable, “abstain” votes and broker non-votes.

Adjournment of Meeting

In the event that a quorum shall fail to attend the Meeting, either in person or represented by proxy, the stockholders entitled to vote at the Meeting (present in person or represented by proxy) shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. Any such adjournment proposed by a stockholder or person named as a proxy would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting. In addition, pursuant to the bylaws of the Company, if there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the chairman of the Meeting, or any other officer entitled to preside or to act as secretary at the Meeting, may adjourn or postpone the Meeting in order to permit further solicitation of proxies by the Company, without notice other than announcement at the meeting.

At any such adjourned or postponed meeting, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or if after adjournment a new record date is set, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Proxies for the Meeting

The named proxies for the Meeting are Ian Simmonds and Anton Brett (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Meeting in their judgment.

Other Information Regarding This Proxy

The Company will pay the expenses of soliciting proxies to be voted at the Meeting. The Company has retained Broadridge Investor Communication Solutions, Inc. to assist with the distribution and collection of proxies for a fee of approximately $75,000, plus reimbursement of expenses.

In addition to the solicitation of proxies by the use of the internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company and/or officers or employees of Sixth Street Specialty Lending Advisers, LLC, the Company’s investment adviser (the “Adviser”). No additional compensation will be paid to such directors, officers or regular employees for such services. The address of the Adviser is 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

Revocability of Proxies

A stockholder “of record” (i.e., stockholders holding shares directly in their name) may revoke any proxy by delivering a new proxy in accordance with applicable law bearing a later date, by giving notice of revocation in writing to the Secretary of the Company prior to the Meeting or by attending the Meeting and voting in person. However, the mere presence of the stockholder at the Meeting does not revoke the proxy.

If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Meeting.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Anton Brett, Sixth Street Specialty Lending, Inc., 888 7th Avenue, 41st Floor, New York, NY 10106, or by email at abrett@sixthstreet.com. You can call us by dialing 469-621-2033. You can access our proxy materials online at www.proxyvote.com.

Attendance and Participation

The Meeting will be conducted in person at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, 30th Floor, New York, NY 10017. Stockholders as of the close of business on March 28, 2024, the record date, are entitled to participate in and vote at the Meeting. If you have a question pertaining to the business of the Meeting, please submit it in accordance with the procedures described below.

To participate in the Meeting, you will need the 16-digit control number included on your proxy card, your voting instruction form, or the Notice of Internet Availability of Proxy Materials previously mailed or made available to stockholders entitled to vote at the Meeting.

In-person admission to the Meeting will be on a first-come, first-served basis. Please bring proof of your common share ownership, such as a current brokerage statement and photo identification. If you are representing an entity that is a stockholder, you must also present documentation showing your authority to attend and act on behalf of the entity (such as a power of attorney, written proxy to vote or letter of authorization on the entity’s letterhead). We reserve the right to restrict admission to the meeting or limit the number of representatives for any entity that may be admitted to the meeting for security or health and safety reasons at our sole discretion.

The Annual Meeting of Stockholders will begin promptly at 9:30 a.m., Eastern Time, and the Special Meeting of Stockholders will begin promptly at 10:00 a.m., Eastern Time. Participants should allow plenty of time to check in prior to the start of the meetings.

You can vote in person at the Meeting. If you hold your shares in “street name”, you must obtain a proxy from the record holder to vote in person.

Street Name Holders

If your shares are held in a bank, brokerage or other institutional account, you are a beneficial owner of these shares but not the record holder. This is known as holding shares in “street name.” If you wish to vote the shares you hold in “street name” in person at the meeting, you must obtain a legal proxy from your bank, broker or other intermediary and bring it with you to hand in with your ballot.

Stockholder List

The list of our stockholders of record entitled to vote at the Meeting will be made available for viewing by stockholders at the Meeting for any purpose germane to the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. The following table sets forth, as of March 28, 2024, the beneficial ownership as indicated in the Company’s books and records of each current director, the nominees for director, the Company’s Named Executive Officers, the Company’s executive officers and directors as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, the Company bases such knowledge on beneficial ownership filings made by the holders with the SEC.

The percentage ownership is based on 92,121,556 shares of common stock outstanding as of March 28, 2024. To the Company’s knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Joshua Easterly (2)	59,446	0.1%
Michael Fishman (3)	36,366	*
Jennifer Gordon	2,500	*
David Stiepleman (4) (Director Nominee)	11,079	*
Independent Directors
Hurley Doddy	22,518	*
Richard Higginbotham (Director Nominee)	29,000	*
John Ross	35,000	*
Judy Slotkin	11,166	*
Ronald Tanemura (Director Nominee)	86,516	0.1%
P. Emery Covington	—	—
Named Executive Officers Who Are Not Directors
Ian Simmonds	5,740	*
Robert (Bo) Stanley (5)	14,907	*
All Directors and Executive Officers as a Group (18 persons) (6)(7)	3,005,076	3.3%

*	Represents less than 0.1%.
(1)

For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

(2)

18,792 shares of common stock beneficially owned by Mr. Easterly have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(3)

All 36,366 shares of common stock beneficially owned by Mr. Fishman have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(4)

5,544 shares of common stock beneficially owned by Mr. Stiepleman have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)	3,907 shares of common stock beneficially owned by Mr. Stanley have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.
(6)

Includes shares owned by officers that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933, as amended. 64,609 shares of common stock beneficially owned by certain officers have been pledged as security in connection with lines of credit with a third party financial institution unaffiliated with the Company.

(7)

Sixth Street Specialty Lending Advisers, LLC holds 2,714,226 shares of common stock (the “Sixth Street Specialty Lending Advisers Shares”). The business and affairs of Sixth Street Specialty Lending Advisers are managed by Sixth Street Specialty Lending Advisers Holdings, LLC, a Delaware limited liability company, the sole member of Sixth Street Specialty Lending Advisers. Sixth Street Specialty Advisers Holdings is managed by TSSP Holdco Management, LLC, a Delaware limited liability company. TSSP Holdco Management is managed by a board of directors, which is currently comprised of Alan Waxman. Mr. Waxman is the CEO and Managing Partner of TSSP Holdco Management. Because Mr. Waxman is a member of the board of directors of TSSP Holdco Management, he may be deemed to beneficially own the Sixth Street Specialty Lending Advisers Shares. Mr. Waxman disclaims beneficial ownership of the Sixth Street Specialty Lending Advisers Shares except to the extent of his pecuniary interest therein.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to our certificate of incorporation, our Board consists of ten members. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The terms of our Class I directors will expire at the Meeting; the terms of our Class II directors will expire at the 2025 annual meeting of stockholders; and the terms of our Class III directors will expire at the 2026 annual meeting of stockholders.

The Board has nominated David Stiepleman, Richard Higginbotham and Ronald Tanemura, each to serve until his successor is duly elected and qualified at the annual meeting of stockholders held in 2027 or until his earlier death, resignation or removal. Messrs. Stiepleman, Higginbotham and Tanemura are currently directors of TSLX.

Messrs. Stiepleman, Higginbotham and Tanemura have consented to being named in this proxy statement and to serving as directors if elected at the Meeting. If, for any reason, any of them become unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Messrs. Stiepleman, Higginbotham and Tanemura will be unable or unwilling to serve.

The Board has determined that Messrs. Higginbotham and Tanemura are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act.

The Board recommends that stockholders vote “FOR” the Company’s nominees for Class I Director.

Nominees for Election as Class I Director

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class I Directors until the 2027 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

Richard Higginbotham Birth year: 1947	Director and Member of Audit Committee, Compensation Committee and Chair of Nominating and Corporate Governance Committee	Director since 2019 (term expires in 2024)	Retired; formerly, Director, Healthcare Finance Group LLC	2	Trustee, Sixth Street Lending Partners (since 2022)

Ronald Tanemura Birth year: 1963	Director and Member of Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Management Committee	Director since 2011 (term expires in 2024)	Director, post-reorganization Lehman Brothers Holdings Inc. since 2012. From 2012 to 2019, non-executive director of ICE Clear Credit in Chicago and, from 2009 to 2019, non-executive director of ICE Clear Europe in London, both wholly owned subsidiaries of Intercontinental Exchange, Inc.	2	Trustee, Sixth Street Lending Partners (since 2022); Director, Talcott Resolution Life Insurance Company (since 2021); Director, Lehman Brothers Holdings Inc. (since 2012)

INTERESTED DIRECTOR

David Stiepleman* Birth year: 1971	Director and Vice President	Director since 2019 (term expires in 2024); Vice President since 2011 (indefinite term)	Vice President, TSLX; Co-Founding Partner, Co-President and Co-Chief Operating Officer of Sixth Street Partners, LLC (“Sixth Street”)	2	Trustee, Sixth Street Lending Partners (since 2022)

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201 .
*	Mr. Stiepleman is an “interested person” as defined in the 1940 Act, because he is an officer of the Adviser and certain of its affiliates.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
The following table provides information concerning the remaining Directors of the Fund: Class II Directors Serving until the 2025 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

John Ross Birth year: 1944	Director and Member of Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Management Committee	Director since 2011 (term expires in 2025)	Retired; formerly, Director, Member of Board Risk Management Committee and Chairman of Nominating Committee, DBS Bank Ltd., Singapore	1	None

Judy Slotkin Birth year: 1953	Director and Member of Compensation Committee, Nominating and Corporate Governance Committee and Chair of Audit Committee	Director since 2019 (term expires in 2025)	Retired since 2015; formerly, Managing Director, Bank of America	2	Trustee, Sixth Street Lending Partners (since 2022)

P. Emery Covington Birth year: 1952	Director and Member of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	Director since 2023 (term expires in 2025)	Retired; formerly, Executive Vice President and Head of Commercial Credit Risk, Truist Bank (formerly SunTrust Bank)	1	None

INTERESTED DIRECTOR

Jennifer Gordon* Birth year: 1975	Director and Vice President	Director since 2019 (term expires in 2025); Vice President since 2015 (indefinite term)	Vice President of TSLX; Partner, Co-Chief Operating Officer and Chief Compliance Officer of Sixth Street	2	Trustee, Sixth Street Lending Partners (since 2022)

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.
*	Ms. Gordon is an “interested person” as defined in the 1940 Act, because she is an officer of the Adviser and certain of its affiliates.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
The following table provides information concerning the remaining Directors of the Fund: Class III Directors Serving until the 2026 Annual Meeting of Stockholders NON-INTERESTED DIRECTORS

Hurley Doddy Birth year: 1963	Director and Member of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee	Director since 2019 (term expires in 2026)	Managing Director, Founding Partner and Chief Executive Officer of Emerging Capital Partners	2	Trustee, Sixth Street Lending Partners (since 2022)

INTERESTED DIRECTOR

Joshua Easterly* Birth year: 1976	Chairman, Director and Chief Executive Officer and Chair of Risk Management Committee	Director since 2011 (term expires in 2026); Chief Executive Officer since 2018 (indefinite term)	Co-Founding Partner and Co-President of Sixth Street and the Co-Chief Investment Officer of the Adviser	2	Trustee, Sixth Street Lending Partners (since 2022)

Michael Fishman* Birth Year: 1963	Director and Vice President	Director since 2011 (term expires in 2026); Vice President since 2017 (indefinite term)	Vice President of TSLX; Partner, Sixth Street	1	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.
*	Messrs. Easterly and Fishman are “interested persons” as defined in the 1940 Act, because they are officers of the Adviser and certain of its affiliates.
**	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Biographical Information

Set forth below are brief biographies of Messrs. Stiepleman, Higginbotham and Tanemura and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

Richard Higginbotham was elected a director of TSLX in March 2011. From September 2010, he was a director of Healthcare Finance Group LLC until its sale in 2013. Between July 2008 and March 2010, Mr. Higginbotham was a director and then chairman of Tygris Commercial Finance Group, Inc., where he also served on the risk committee. From 2004 to 2005, Mr. Higginbotham was the President of Asset Based Lending and Leasing at Bank of America. Prior to that, he worked for 35 years, including in various senior executive positions, at Fleet Bank, Fleet Financial Group, Inc. and FleetBoston Financial, Inc. He also currently serves on the board of Sixth Street Lending Partners. Mr. Higginbotham holds a B.A. in Political Science from Brown University. Mr. Higginbotham’s depth of experience in senior executive positions in the financial sector provides the Board with valuable experience, insight and perspective in the credit sector.

David Stiepleman was elected a director of TSLX in September 2019. Mr. Stiepleman is a Vice President of TSLX. He is a Co-Founding Partner and Co-President of Sixth Street. Mr. Stiepleman has been a cross-border corporate lawyer, senior executive and business builder for over 25 years, starting and running businesses, and representing clients, in the U.S., Europe and Asia. Mr. Stiepleman currently serves on the board of Sixth Street Lending Partners and is a strategic advisor to Westbound Equity Partners (f/k/a Concrete Rose), an early stage investment platform deploying financial and social capital to underrepresented founders of color. He also serves on the Advisory Council for Mt. Tamalpais College, a college-degree awarding program at San Quentin Prison. Mr. Stiepleman received a B.A. in French and Political Science from Amherst College and a J.D. from Columbia University. Mr. Stiepleman’s legal, regulatory and operational experience provides the Board with valuable knowledge and guidance.

Ronald Tanemura was elected a director of TSLX in March 2011. Mr. Tanemura currently serves on the boards of post-reorganization Lehman Brothers Holdings Inc., Sixth Street Lending Partners, and of Talcott Resolution Life Insurance Company and certain affiliates. Also, from 2012 to 2019, he served as a non-executive director of ICE Clear Credit in Chicago and, from 2009 to 2019, he served as a non-executive director of ICE Clear Europe in London, both wholly owned subsidiaries of Intercontinental Exchange, Inc. Prior to that, Mr. Tanemura was an Advisory Director and Partner at Goldman, Sachs & Co. from 2000 to 2006 where he was the Global Co-Head of Credit Derivatives and a member of the Fixed Income, Currency and Commodities Risk Committee and Firmwide Credit Policy Committee. In addition, Mr. Tanemura has led a variety of fixed income businesses, working at Deutsche Bank from 1996 to 2000 and at Salomon Brothers from 1985 to 1996. Mr. Tanemura holds an A.B. in Computer Science from the University of California, Berkeley. Mr. Tanemura’s extensive experience in the financial markets provides the Board with valuable industry-specific knowledge.

Incumbent Class II Directors: Term Expiring 2025

Jennifer Gordon was elected a director of TSLX in January 2019. Ms. Gordon is a Vice President of TSLX and is a Partner, Co-Chief Operating Officer and Chief Compliance Officer of Sixth Street. She also currently serves on the board of Sixth Street Lending Partners. Until Ms. Gordon’s election to the Company’s Board, she also served as the Chief Compliance Officer and Secretary of the Company since 2015. Prior to joining Sixth Street, from 2004 to 2014, she held various positions at Goldman, Sachs & Co., including most recently as a Managing Director co-heading Americas Securities Division Compliance. Ms. Gordon was previously an associate at the law firm of White & Case LLP. Ms. Gordon holds a J.D. from Fordham University School of Law and B.A. in International Relations from the University of Michigan. Ms. Gordon’s regulatory and operational knowledge provides the Board with valuable insight in the financial services sector.

John Ross was elected a director of TSLX in March 2011. From 2003 to 2011, Mr. Ross was a director and member of the board risk management committee of DBS Bank Ltd., Singapore, as well as Chairman of its Nominating Committee between 2008 and 2011. In addition, between 2009 and 2011, he was Non-Executive Chairman of DBS Bank China Ltd., a wholly owned subsidiary of DBS Bank Ltd. where he also served as Chairman of its Audit Committee from 2009 to 2010. From 1992 to 2002, Mr. Ross worked at Deutsche Bank Group, where he served as Corporate Chief Operating Officer from 2001 to 2002. Mr. Ross holds a B.A. in American History from Hobart & William Smith Colleges and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Ross’s experience serving as a director of a regulated bank, as well as his past experience as a chief operating officer, provides the Board with valuable knowledge and insight in the financial services sector, as well as experience in financial and accounting matters.

Judy Slotkin was elected a director of TSLX in September 2019. Ms. Slotkin retired as a Managing Director from Bank of America in 2015, where she most recently led business development and relationship management for the New York market as part of the Market Executive team in private wealth management. Prior to joining Bank of America in 2010, Ms. Slotkin served as the Chief Risk Officer at Everspan Financial Guaranty. Prior to joining Everspan, Ms. Slotkin served various leadership roles at Citigroup, including Department Head of the Corporate Finance Division, where she led origination, trading and sales of asset-backed securities, commercial paper on an agency basis, loan note trading and investment grade loan syndications. During her career at Citigroup, Ms. Slotkin also served as the Credit Head of the Corporate Finance Division and Municipal Credit Head of Public Finance. Ms. Slotkin holds a B.S. in Accounting from Fairleigh Dickinson University and an M.B.A. in Finance from Fordham University. She currently serves on the board and as chair of the audit committee of Sixth Street Lending Partners and she previously served as a director, chair of the nominating and corporate governance committee and a member of the audit committee for Siga Technologies, Inc. and a director and chair of the audit committee for Nephros, Inc. Ms. Slotkin’s numerous management positions and broad experiences within financial institutions provide the Board and, specifically, the Audit Committee, which she chairs, with valuable knowledge and insight in the financial services sector.

P. Emery Covington was appointed a director in July 2023. Ms. Covington retired as an Executive Vice President and Head of Commercial Credit Risk at Truist Bank (formerly SunTrust Bank), leading a credit execution team from 2009 through 2020 spanning a diversified exposure of businesses across the SunTrust footprint. She also served as a member of the Senior Credit Committee. Prior to joining SunTrust, Ms. Covington was a Managing Director at NewStar Financial from 2004, creating the Portfolio Management platform. Prior to joining NewStar Financial, Ms. Covington served in various leadership and credit-oriented roles at Fleet Boston Financial Group over a period of 24 years, most recently as Executive Vice President. Ms. Covington began her career as part of the Corporate Bank loan officer and management training program at Chemical Bank. Ms. Covington holds an A.B. in English (cum laude with Honors) from Smith College. She previously served on the Board of Risk Management Associates, including as Chair of the Professional Development Council and the Specialized Lending Council, and on the Board of the Women and Infants Foundation Board in Providence, Rhode Island. Ms. Covington’s numerous management positions and broad experiences within financial institutions provide the Board with valuable knowledge and insight in the financial services sector.

Incumbent Class III Directors: Term Expiring 2026

Hurley Doddy was elected a director of TSLX in January 2019. Mr. Doddy is a Managing Director, Founding Partner and Chief Executive Officer of Emerging Capital Partners, a private equity fund manager focused on Africa. Prior to founding Emerging Capital Partners in 1999, Mr. Doddy was an Executive Director at Sumitomo Finance International in London. Mr. Doddy’s career in finance began at Salomon Brothers in 1984, lasting over 14 years with assignments in New York, Tokyo, and Sao Paulo. He also currently serves on the board of Sixth Street Lending Partners. Mr. Doddy holds an A.B. in Economics from Princeton University and a Chartered Financial Analyst (CFA) designation. Mr. Doddy’s breadth of experience across financial markets and products, geographies, along with his focus on risk management, provides the Board with valuable insight and perspective in the credit sector.

Joshua Easterly was appointed Chief Executive Officer of TSLX in January 2018 and elected a director and Chairman of TSLX in March 2011. Prior to his appointment, Mr. Easterly served as a Vice President of TSLX since March 2011 and as the Co-Chief Executive Officer of TSLX since December 2013, along with Michael Fishman. Mr. Easterly is also Chief Executive Officer, a trustee and Chairman of the board of Sixth Street Lending Partners. Mr. Easterly is a Co-Founding Partner and Co-President of Sixth Street and the Co-Chief Investment Officer of the Adviser. Between 2008 and 2010, he was a Managing Director at Goldman, Sachs & Co. in the Americas Special Situations Group, which invested Goldman’s capital in both the public markets and private transactions in distressed and special situations. Between 2006 and 2008, he served as a Director, Management Committee Member and Co-Head of the Goldman Sachs Specialty Lending Group. Prior to joining Goldman, Sachs & Co. in March 2006, Mr. Easterly was Senior Vice President, Northeast Regional

Originations Manager at Wells Fargo Capital Finance, or WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation, the commercial finance company of Wells Fargo and Company. Mr. Easterly graduated from California State University, Fresno with a Bachelor of Science in Business Administration, magna cum laude. Mr. Easterly’s depth of experience investing in a variety of distressed and special situations transactions as well as his extensive knowledge of the business and operations of Sixth Street provides the Board with valuable insight and expertise.

Michael Fishman was elected a director of TSLX in April 2011. From April 2011 to December 2013, he served as Chief Executive Officer, and from December 2013 to December 2017, he served as Co-Chief Executive Officer with Joshua Easterly. Mr. Fishman is a Vice President of TSLX and is a Sixth Street Partner. He has been an executive in corporate lending for more than 30 years with senior management experience in credit, portfolio management and primary loan originations. Prior to joining TSLX, Mr. Fishman was the Executive Vice President and National Director of Loan Originations for WFCF, formerly known as Wells Fargo Foothill and Foothill Capital Corporation. In this role, Mr. Fishman sat on the senior investment committee and was responsible for primary and secondary lending, loan distribution and syndications, strategic transactions and new lending products. From 2000 to 2007, he built the team that grew WFCF’s assets under management from approximately $2 billion to over $10 billion. Mr. Fishman has also contributed to various industry publications and panel discussions, and has sat on the board of the American Bankruptcy Institute. He holds a Bachelor of Science in Finance from Rochester Institute of Technology. Mr. Fishman’s extensive experience in the credit markets provides the Board with valuable industry-specific knowledge.

Equity Owned by Directors and Nominees in the Company

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each director or director nominee as of March 28, 2024. The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of our Common Stock Beneficially Owned(1)(2)
Interested Directors
Joshua Easterly	over $100,000
Michael Fishman	over $100,000
Jennifer Gordon	$50,001—$100,000
David Stiepleman	over $100,000
Independent Directors
Hurley Doddy (Director Nominee)	over $100,000
Richard Higginbotham (Director Nominee)	over $100,000
John Ross	over $100,000
Judy Slotkin	over $100,000
Ronald Tanemura (Director Nominee)	over $100,000
P. Emery Covington	—

(1)	The dollar ranges used in the above table are $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)

Dollar ranges were determined using the number of shares that are beneficially owned as of March 28, 2024, multiplied by the closing sale price of the Company’s common stock as reported on the New York Stock Exchange (“NYSE”) as of March 28, 2024.

Litigation Involving Directors and Nominees Adverse to the Company

None.

Information Regarding Executive Officers Who Are Not Directors

Name, Address(1) and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years
Executive Officers and Certain Other Officers Who Are Not Directors
Anton Brett Birth year: 1987	Chief Compliance Officer and Secretary	Since 2022 (indefinite term)	Chief Compliance Officer and Secretary of TSLX; Principal, Sixth Street. Prior to joining Sixth Street, from 2017 to 2020, Senior Associate at Scopia Capital Management, LP.

Michael Graf Birth year: 1982	Deputy Chief Financial Officer and Principal Accounting Officer	Since 2015 (indefinite term)	Deputy Chief Financial Officer of TSLX; Principal, Sixth Street.

Craig Hamrah Birth year: 1968	Vice President	Since 2016 (indefinite term)	Vice President of TSLX; Senior Credit Underwriter of the Adviser; Partner, Sixth Street.

Joshua Peck Birth year: 1979	Vice President	Since 2022 (indefinite term)	Vice President of TSLX; Partner and General Counsel, Sixth Street.

Steven Pluss Birth year: 1962	Vice President	Since 2014 (indefinite term)	Vice President of TSLX; Co-Founding Partner and Chief Risk Officer (since 2013), Sixth Street.

Ian Simmonds Birth year: 1971	Chief Financial Officer	Since 2015 (indefinite term)	Chief Financial Officer of TSLX; Partner, Sixth Street.

Robert (Bo) Stanley Birth year: 1974	President	Since 2016 (indefinite term)	President of TSLX; co-Head of Sixth Street Growth; Partner, Sixth Street.

Alan Waxman Birth year: 1974	Vice President	Since 2011 (indefinite term)	Vice President of TSLX; Co-Founding Partner and Chief Executive Officer, Sixth Street.

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

Anton Brett is the Chief Compliance Officer and Secretary of TSLX and a Principal of Sixth Street. Prior to joining Sixth Street, from 2017 to 2020, he was a Senior Associate at Scopia Capital Management, LP. From 2014 to 2017, Mr. Brett was an Associate at the law firm of Willkie Farr & Gallagher LLP. From 2009 to 2011, he was an Analyst, and later a Senior Analyst, at the law firm of Kobre & Kim LLP. Mr. Brett holds a J.D. from Duke University School of Law and B.A. in International Relations and Slavic Studies, magna cum laude, from Brown University.

Michael Graf is a Principal and Deputy Chief Financial Officer of TSLX. Mr. Graf has been TSLX’s Controller since 2013. From 2010 to 2013, Mr. Graf was a Vice President in Alternative Investments at U.S. Bancorp Fund Services, LLC. From 2006 to 2010, Mr. Graf was an Accounting Manager at GSC Group, Inc., a private investment firm. Prior to working at GSC Group Inc., Mr. Graf worked in public accounting at KPMG from 2004 to 2006. Mr. Graf holds a B.S. in Finance and Accounting from the Leonard N. Stern School of Business at New York University. He is a Certified Public Accountant.

Craig Hamrah is a Vice President of TSLX, Senior Credit Underwriter of the Adviser and a Partner of Sixth Street. Mr. Hamrah was previously with Silver Point Capital, where he was a senior deal underwriter and oversaw the portfolio in the private finance group. From 2004 to 2005, Mr. Hamrah was a Senior Vice President at the Royal Bank of Scotland. From 1997 to 2004, Mr. Hamrah was an Executive Vice President at Emigrant Business Credit Corp, a subsidiary of Emigrant Savings Bank. Mr. Hamrah started his career at The CIT Group in 1990 working in the commercial finance and equipment finance divisions. He holds a B.A. in Business Economics from Brown University.

Joshua Peck is a Vice President of TSLX and a Partner and General Counsel of Sixth Street. Prior to joining Sixth Street in 2015, Mr. Peck was an Associate with Weil, Gotshal & Manges LLP, focused on private equity and mergers and acquisitions. He holds a J.D. from Fordham Law School and a B.A. in Government from Cornell University. Mr. Peck serves on the Board of Directors of Legal Aid at Work, a non-profit legal services organization that has been assisting low-income, working families for more than 100 years. He also serves on the Advisory Council of the Law Firm Antiracism Alliance, which brings together law firms and legal services organizations to identify and dismantle structural and systemic racism in the law. Licensed only in New York. Registered In-House Counsel in California.

Steven Pluss is a Vice President of TSLX. He is a Co-Founding Partner of Sixth Street and has also been the Chief Risk Officer since 2013, as well as the Chief Financial Officer from 2013 to 2016. Prior to joining Sixth Street, Mr. Pluss was a Managing Director and co-head of the Goldman Sachs Specialty Lending Group at Goldman, Sachs & Co., where he worked from 2004 to 2013. From 1999 to 2004, Mr. Pluss was a Partner, Founder and Managing Member of RTV Ventures, a special situations lending joint venture with Goldman, Sachs & Co. Mr. Pluss holds a B.B.A. from Texas A&M University and an M.B.A. from Southern Methodist University.

Ian Simmonds is the Chief Financial Officer of TSLX and a Partner of Sixth Street. He is also the Chief Financial Officer of Sixth Street Lending Partners. From 2005 to 2015, Mr. Simmonds was a member of the Financial Institutions Group at Bank of America Merrill Lynch’s Global Investment Bank in New York, most recently as a Managing Director. From 2000 to 2003, Mr. Simmonds was Managing Director at Principal Global Investors, the asset management unit of The Principal Financial Group, based in Singapore. Prior to this role, Mr. Simmonds was a Senior Vice President at Bankers Trust Australia from 1995 to 2000 (acquired by Principal in 1999), and worked in public accounting at KPMG from 1989 to 1995. Mr. Simmonds holds a Bachelor of Commerce from the University of New South Wales, a Master of Applied Finance from Macquarie University, and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Chartered Accountant.

Robert (“Bo”) Stanley is President of TSLX, a Partner of Sixth Street, and co-head of Sixth Street Growth. Mr. Stanley focuses on originating transactions in the software, payment systems, data infrastructure and business services sectors. Mr. Stanley was previously with Wells Fargo Capital Finance, a provider of specialized senior secured financing to companies throughout the U.S. and Canada, from 2000 to 2011. While at Wells Fargo, Mr. Stanley served in multiple roles in an underwriting and origination capacity. He holds a B.S. in Business Administration with a concentration in Finance from the University of Maine.

Alan Waxman is a Vice President of TSLX. Mr. Waxman is a Co-Founding Partner and Chief Executive Officer of Sixth Street. Prior to co-founding Sixth Street, Mr. Waxman was a Partner at Goldman, Sachs & Co. and Chief Investment Officer of its largest proprietary investing business, the Americas Special Situations Group. Sixth Street continues an investment philosophy Mr. Waxman and Sixth Street’s founding partner group began developing over 20 years ago while building complementary businesses to invest Goldman’s capital in public and private markets across the capital structure in companies, assets, and idiosyncratic opportunities. Mr. Waxman is a Founding LP and Strategic Advisor to Westbound Equity Partners (f/k/a Concrete Rose), an early stage investment platform deploying financial and social capital to underrepresented founders of color. He and other Sixth Street team members began advising Westbound Equity Partners leadership on the firm’s formation in 2018 and Sixth Street is a Founding Strategic Partner. Mr. Waxman holds a B.A. in International Relations from the University of Pennsylvania and currently serves on the Board of Overseers for the University of Pennsylvania College of Arts and Sciences. He is a Board Member Emeritus for Tipping Point Community and serves on the Advisory Council for the Boys and Girls Club of the Peninsula, which are both focused on fighting poverty and inequality of opportunity in the San Francisco Bay Area.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Pursuant to our certificate of incorporation and our bylaws, our Board consists of ten members. Pursuant to our bylaws, the Board may increase or decrease the number of directors to no fewer than four and no greater than ten. The Board is divided into three classes, with the members of each class each serving staggered, three-year terms. The terms of our Class II directors will expire at the 2025 annual meeting of stockholders; the terms of our Class III directors will expire at the 2026 annual meeting of stockholders; and the terms of our Class I directors will expire at the Meeting.

Independent Directors

Pursuant to our certificate of incorporation, a majority of the Board will at all times consist of directors who are not “interested persons” of us, of the Adviser, or of any of our or its respective affiliates, as defined in the 1940 Act. Under Section 303A.00 of the NYSE Listed Company Manual, a director of a business development company (“BDC”) is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these directors as our “Independent Directors.”

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and us, the Adviser, or of any of our or its respective affiliates, the Board has determined that Messrs. Doddy, Higginbotham, Ross, Tanemura and Mses. Slotkin and Covington qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director under the applicable NYSE listing standards and for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each director who serves on the Compensation Committee and Nominating and Corporate Governance Committee is an independent director under the applicable NYSE listing standards. A majority of the voting members of the Risk Management Committee are Independent Directors.

Interested Directors

Messrs. Easterly, Fishman, Ms. Gordon and Mr. Stiepleman are considered “interested persons” (as defined in the 1940 Act) of the Company since both of them are employed by the Adviser. See “Proposal No. 1 Election of Directors – Biographical Information.”

Meetings and Attendance

Our Board met four times in 2023 and acted on various occasions by written consent. Our Board also holds informal periodic telephonic update meetings. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she has been a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Board Attendance at the Meeting

Our policy is to encourage our directors to attend each annual meeting of stockholders; however, attendance is not required. Mr. Easterly attended the 2023 annual meeting of stockholders in person.

Board Leadership Structure and Role in Risk Oversight

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements, cybersecurity and the services, expenses and performance of service providers to us. Among other things, our Board approves the appointment of our Adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers.

Our Board designates a chairman to preside over the meetings of the Board and to perform other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Easterly serves as the chairman of our Board. We believe that Mr. Easterly’s familiarity with our investment platform and extensive knowledge of the financial services industry qualifies him to serve as the chairman of our Board.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, as well as the establishment of a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, each consisting solely of Independent Directors for the purposes of the NYSE corporate governance rules and, in the case of the Audit Committee, Rule 10A-3 under the Exchange Act. During executive sessions, the Chair of the Audit Committee or her designee acts as presiding director. We also have a Risk Management Committee, a majority of the voting members of which are Independent Directors. In addition, our corporate governance practices include the appointment of our Chief Compliance Officer, with whom the Independent Directors meet in executive session without the presence of interested directors and other members of management for administering our compliance policies and procedures. While certain non-management members of our Board currently participate on the boards of directors of other companies, we do not view their participation as excessive or as interfering with their duties on our Board.

Our Board performs its risk oversight function primarily through its committees and monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “—Board Committees—Audit Committee,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

In addition, as described below under “—Board Committees—Risk Management Committee,” the Risk Management Committee assists the Board in its oversight of our overall risk tolerance and management of capital, liquidity, and funding planning and strategy. In performing its responsibilities, the Risk Management Committee liaises with the Chair of the Audit Committee to assist that committee in its review of our risk assessment and risk management matters.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses:

•	the adequacy of our compliance policies and procedures and certain of our service providers since the last report;

•	any material changes to these policies and procedures or recommended changes; and

•	any compliance matter that has occurred about which the Board would reasonably need to know to oversee our compliance activities and risks.

In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, typically every quarter, but in no event less than once each year.

We believe that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC, we must comply with numerous regulatory requirements that control the levels of risk in its business and operations, including limitations under the 1940 Act on the amount of borrowings, debt securities or preferred stock we may incur or issue. In addition, we generally have to invest at least 70% of our total assets in “qualifying assets” and, subject to certain exceptions, we generally are not permitted to invest in any portfolio company in which our affiliates currently has an investment. In addition, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we must, among other things, meet certain source of income, asset diversification and distribution requirements.

Further, we believe that the Board’s structure and practices enhance its risk oversight because our Independent Directors separately meet in executive sessions with the Chief Compliance Officer and independent registered public accounting firm without any conflict that could be perceived to discourage critical review.

We believe that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our non-management directors as a group by mail addressed to the applicable directors or director group, in the care of the Chief Compliance Officer, Anton Brett, Sixth Street Specialty Lending, Inc., 888 7th Avenue, 41st Floor, New York, NY 10106. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

In addition, information on how to report issues related to financial statement disclosures, accounting, internal accounting controls or auditing matters to our Board or the Independent Directors via email is available on our website at http://www.sixthstreetspecialtylending.com.

Board Committees

We currently have four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Risk Management Committee.

Audit Committee

The Audit Committee operates pursuant to the Audit Committee Charter. The Audit Committee Charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for our accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

•	the quality and integrity of our financial statements;

•	the adequacy of our system of internal controls;

•

the financial reporting process, including the valuation of investments, the review of the independence and performance of, as well as communicate openly with, our independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

Our Audit Committee has the sole authority to approve the engagement, and review the performance of, our independent registered public accounting firm.

Our Board has designated Mr. Ross as an “audit committee financial expert” pursuant to the provisions of Item 407(d)(5) of Regulation S-K, and, pursuant to the Audit Committee Charter, our Audit Committee consists solely of members who are independent directors for the purposes of the applicable NYSE corporate governance rules and Rule 10A-3 under the Exchange Act.

Messrs. Doddy, Higginbotham, Ross, Ms. Slotkin and Mr. Tanemura are members of the Audit Committee and Ms. Slotkin serves as Chair. The Audit Committee held eight meetings in 2023.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee Charter sets forth the responsibilities of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for:

•	selecting, researching and nominating directors for election by our stockholders;

•	selecting nominees to fill vacancies on the Board or a committee of the Board;

•	developing and recommending to the Board a set of corporate governance principles; and

•	overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee considers nominees to the Board recommended by a stockholder, if that stockholder complies with the advance notice provisions of our bylaws, as described below.

The members of the Nominating and Corporate Governance Committee are Messrs. Doddy, Higginbotham, Ross, and Tanemura and Mses. Slotkin and Covington, each of whom is independent for purposes of the NYSE corporate governance rules, and each of whom is not an “interested person” of the Company, of the Adviser, or of any of their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. Mr. Higginbotham serves as Chairman. The Nominating and Corporate Governance Committee held one meeting in 2023.

Compensation Committee

The Compensation Committee operates pursuant to the Compensation Committee Charter. The Compensation Committee Charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for:

•

reviewing and approving the reimbursement by us of compensation paid by the Adviser or its affiliates pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser, as amended (the “Investment Advisory Agreement”) and the administration agreement entered into between us and the Adviser, as amended (the “Administration Agreement”);

•	overseeing and setting compensation for our directors; and

•	along with the Board, approving or renewing the Investment Advisory Agreement and Administration Agreement.

See “—Compensation and Insider Participation—Compensation of Executive Officers.”

The members of the Compensation Committee are Messrs. Doddy, Higginbotham, Ross, and Tanemura and Mses. Slotkin and Covington, each of whom is independent for purposes of the NYSE corporate governance rules. Mr. Ross serves as Chairman. The Compensation Committee held three meetings in 2023.

Risk Management Committee

The Risk Management Committee operates pursuant to the Risk Management Committee Charter. The Risk Management Committee Charter sets forth the responsibilities of the Risk Management Committee. The Risk Management Committee is responsible for assisting the Board in its oversight of the Company’s overall risk tolerance and management of capital, liquidity, and fund planning and strategy. Risk assessment and risk management are the primary responsibility of the Company’s management. The Risk Management Committee’s responsibility is one of oversight and review, in furtherance of the Board’s oversight role.

The voting members of the Risk Management Committee are Messrs. Easterly, Ross and Tanemura, and the non-voting members of the committee are Messrs. Simmonds and Pluss. Messrs. Ross and Tanemura are independent for purposes of the NYSE corporate governance rules. Mr. Easterly serves as Chairman. The Risk Management Committee held four meetings in 2023, which were held jointly with a meeting of the full board.

Committee Charters

We maintain a corporate governance section on our website, which contains copies of the charters for the committees of our Board. The corporate governance section may be found at http://www.sixthstreetspecialtylending.com in the “Investor Resources” section of our website. The corporate governance section contains the following documents:

•	Audit Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Compensation Committee Charter

•	Risk Management Committee Charter

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws.

Our bylaws provide the procedures to be followed by a stockholder desiring to make a director nomination. For a stockholder to properly bring any item of business before a meeting of stockholders, including nominations to serve as a director, the stockholder must give timely notice thereof in writing to our Secretary in compliance with the requirements of our bylaws. Stockholder notices or nominations for director should be made in writing to the Secretary of the Company, Anton Brett, Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201. Please refer to the text of our bylaws (including Article II, paragraph (K)), which are on file with the SEC, and “Bylaw Requirements for Stockholder Submission of Nominations and Proposals” in this proxy statement for additional information.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	the appropriate size and composition of our Board;

•	whether or not the person is an “interested person” of TSLX as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of TSLX with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	character and integrity;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	any applicable laws, rules, regulations, and listing standards.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to TSLX a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of TSLX and its stockholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election or if there are otherwise any vacancies on the Board, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race and ethnicity, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of TSLX and the interests of our stockholders.

Code of Ethics

We have adopted a SOX Code of Business Conduct and Ethics which applies to, among others, our executive officers, including our Principal Executive Officers and Principal Financial Officer, as well as every officer, director and employee of the Company. There have been no material changes to our corporate code of ethics or material waivers of the code that apply to our Chief Executive Officers or Chief Financial Officer. Our SOX Code of Business Conduct and Ethics and our Corporate Governance Guidelines can be accessed on our website at http://www.sixthstreetspecialtylending.com in the “Investor Resources” section. We intend to disclose any substantive amendments to or waivers of required provisions of the SOX Code of Business Conduct and Ethics on our website or on a current report on Form 8-K.

Involvement in Certain Legal Proceedings

None.

Election of Officers

Our Board elects our officers and our officers serve until their resignation or termination or until their successors are duly elected and qualified.

Compensation and Insider Participation

Compensation of Independent Directors

We pay each Independent Director the following amounts for serving as a director:

•	a $110,000 annual retainer;

•	$2,500 for each meeting of the Board attended;

•	$1,500 for each monthly telephonic update meeting attended;

•	$1,000 for each committee meeting of ours attended; and

•	an additional fee of $15,000 per year for the chairman of the Audit Committee and $10,000 per year for the chairman of the Nominating and Corporate Governance Committee.

During the year ended December 31, 2023, we also reimbursed directors for certain out-of-pocket expenses each Independent Director incurred in connection with the fulfillment of his duties as an Independent Director.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash	Total
Hurley Doddy	$142,500	$142,500
Richard Higginbotham	$153,500	$153,500
John Ross	$141,750	$141,750
Judy Slotkin	$153,750	$153,750
Ronald Tanemura	$142,500	$142,500
P. Emery Covington	$71,500	$71,500

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our executive officers receives direct compensation from us. We reimburse the Adviser or its affiliates for an allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who provide operational and administrative services to us pursuant to the Administration Agreement (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of our Investment Team, through their ownership interest in or management positions with the Adviser or its affiliates, are entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of our Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under our Investment Advisory Agreement. The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards or individual performance bonuses to our executive officers in addition to their ownership interest.

Policy on Hedging and Speculative Transactions

We consider it improper and inappropriate for our directors and officers, as well as employees of the Adviser, to engage in short-term or speculative transactions in our securities. Pursuant to the insider trading policy applicable to our directors and officers and employees of the Adviser, all trades in our securities by such parties must be pre-cleared with Sixth Street Legal and Compliance. The insider trading policy prohibits those directors, officers and employees from engaging in certain transactions that can allow the offset of downside risk associated with investment in our securities. This prohibition applies to short sales and transactions in publicly traded options, such as puts, calls or other derivative securities. We strongly discourage, but do not prohibit, those directors, officers, and employees from engaging in other types of hedging transactions, such as exchange funds. Any such proposed transaction must be approved by Sixth Street Legal and Compliance. Our directors and officers and employees of the Adviser may not hold our securities in a margin account or pledge our securities as collateral for a loan or other transaction. Exceptions may be granted by Sixth Street Legal and Compliance in certain situations, including if our securities are pledged as collateral for a loan and the person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Our Investment Adviser and Administrator

Sixth Street Specialty Lending Advisers, LLC is our external manager. Our Adviser is a Delaware limited liability company. Our Adviser acts as our investment adviser and administrator, and is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Adviser sources and manages our portfolio through a dedicated team of investment professionals predominately focused on us, which we refer to as our Investment Team. Our Investment Team is led by our Chairman and Chief Executive Officer and our Adviser’s Co-Chief Investment Officer Joshua Easterly and our Adviser’s Co-Chief Investment Officer Alan Waxman, both of whom have substantial experience in credit origination, underwriting and asset management. Our investment decisions are made by an investment review committee (the “Investment Review Committee”), which includes senior personnel of our Adviser and Sixth Street. The members of the Investment Review Committee are Joshua Easterly, Michael Fishman, Bo Stanley, David Stiepleman and Alan Waxman.

Sixth Street is a global investment business with over $75 billion of assets under management as of December 31, 2023. Sixth Street’s direct lending platforms include Sixth Street Specialty Lending, Sixth Street Lending Partners, which is aimed at U.S. upper middle-market loan originations, Sixth Street Specialty Lending Europe, which is aimed at European middle-market loan originations. Additional Sixth Street core platforms include Sixth Street TAO, which has the flexibility to invest across all of Sixth Street’s private credit market investments, Sixth Street Opportunities, which focuses on actively managed opportunistic investments across the credit cycle, Sixth Street Credit Market Strategies, which is the firm’s “public-side” credit investment platform focused on investment opportunities in broadly syndicated leveraged loan markets, Sixth Street Growth, which provides financing solutions to growing companies, Sixth Street Fundamental Strategies, which primarily invests in secondary credit, and Sixth Street Agriculture, which invests in niche agricultural opportunities. Sixth Street has a long-term oriented, highly flexible capital base that allows it to invest across industries, geographies, capital structures and asset classes. Sixth Street has extensive experience with highly complex, global public and private investments executed through primary originations, secondary market purchases and restructurings, and has a team of over 580 investment and operating professionals. As of December 31, 2023, seventy (70) of these personnel are dedicated to direct lending, including fifty-five (55) investment professionals.

Our Adviser consults with Sixth Street in connection with a substantial number of our investments. The Sixth Street platform provides us with the breadth of large and scalable investment resources. We believe we benefit from Sixth Street’s market expertise, insights into industry, sector and macroeconomic trends and intensive due diligence capabilities, which help us discern market conditions that vary across industries and credit cycles, identify favorable investment opportunities and manage our portfolio of investments. Sixth Street and its affiliates will refer all middle-market loan origination activities for companies domiciled in the United States to us and conduct those activities through us. The Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity allocated to us.

The Adviser’s address is 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

Relationship with Sixth Street

Our investment activities are managed by our Adviser, which is responsible for sourcing, researching and structuring potential investments, monitoring our portfolio companies and providing operating, managerial and administrative assistance to us and to our portfolio companies as required.

The Adviser is registered under the Advisers Act and is an affiliate of Sixth Street. Other affiliates of Sixth Street are also registered investment advisers and provide investment advisory services to a number of private investment funds. In addition, Sixth Street and its affiliates engage in a broad range of other investment activities, including pursuing investments for their own account and for the account of associated funds and providing other services to these funds and their portfolio companies. Sixth Street manages another BDC targeting loan originations of larger size than the originations that we target. The Adviser held 2,714,226 shares, or 2.9%, of our common stock as of March 28, 2024.

We believe we benefit from the Adviser’s relationships with Sixth Street. The Adviser has access to the contacts and industry knowledge of Sixth Street’s investment professionals, and is also able to consult with Sixth Street investment professionals on specific industry issues, trends and other matters to complement our investment process. However, the Adviser and members of the Investment Review Committee are expected to face a number of actual and potential conflicts of interest involving us, Sixth Street and other private investment funds affiliated with Sixth Street, including conflicts in the allocation of investment opportunities among us and other Sixth Street vehicles, as well as in their time and attention requirements as to these other vehicles. Additionally, various potential and actual conflicts of interest may arise from the overall advisory, investment and other activities of the Adviser, its affiliates, including Sixth Street and its clients.

Allocations of Investment Opportunities

Certain members of the Adviser’s senior management and the Investment Review Committee are and will continue to be active in other investment funds affiliated with Sixth Street that pursue investment opportunities that could overlap with those pursued by us. However, the Adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner in accordance with their allocation principles.

As described in more detail below, the SEC granted us a new exemptive order in August 2022, pursuant to which Sixth Street must generally make us aware of all investment opportunities that fall within certain criteria established by our Board from time to time pursuant to the terms of the order, which we refer to as the “Board Established Criteria”. Our Adviser will ultimately determine whether an investment opportunity is appropriate for us in view of our investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors.

Specifically, the Adviser will determine whether it would be permissible, advisable or otherwise appropriate for us to pursue a particular investment opportunity. For example, certain loan origination investment opportunities may not be suitable for us if they would cause us to violate asset coverage or concentration limitations imposed by the 1940 Act or the Code, be ineligible for financing under our financing arrangements, pose adverse legal, regulatory or tax risks, constrain our resources to make future investments, involve inappropriate investment risk or otherwise be inappropriate or inadvisable as an investment for us. If the Adviser deems participation in an investment opportunity to be appropriate, it will determine an appropriate size for our investment. The size of any investment opportunity allocated to us may also be reduced to the extent the investment would be appropriate for investment by other investment funds affiliated with Sixth Street, even if the investment falls within our Board Established Criteria. The decision to allocate an opportunity as between us and other Sixth Street vehicles will take into account various factors that Sixth Street and our Adviser deem appropriate.

Our ability to pursue investment opportunities is subject to the allocation decisions by Sixth Street senior professionals. Such opportunities may be required to be offered to, or may be otherwise suitable for, other Sixth Street funds or investment vehicles. As a result, the Adviser and its affiliates may face conflicts in allocating investment opportunities between us and those other entities. It is possible that we may not be given the opportunity to participate in certain investments made by Sixth Street vehicles that would otherwise be suitable for us. We will typically not be able to participate under the exemptive order in investments that fall outside of our Board Established Criteria. Sixth Street has organized separate investment vehicles, aimed specifically at middle-market loan originations and may in the future organize vehicles aimed at other loan origination opportunities outside our primary focus (for example, based on opportunity size or geography).

If the Adviser, Sixth Street and their affiliates were to determine that an investment is appropriate both for us and for one or more other affiliated vehicles, we would only be able to make the investment in conjunction with another vehicle to the extent the exemptive order granted to us by the SEC permits us to do so or the investment is otherwise permitted under relevant SEC guidance.

The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors that Sixth Street must make us aware of all investment opportunities that fall within our Board Established Criteria. In addition, we have disclosed how allocation determinations are made among Sixth Street vehicles in connection with such opportunities, including those circumstances in which the Adviser may be required to offer them to these affiliated vehicles.

Exemptive Order

Under the 1940 Act, we are prohibited from knowingly participating in certain transactions with our affiliates, including our officers, directors, investment adviser, and principal underwriters, and certain of their affiliates, without the prior approval of the members of our Board who are not interested persons and, in some cases, prior approval by the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance).

On December 16, 2014, we were granted an exemptive order from the SEC that allows us to co-invest, subject to certain conditions and to the extent the size of an investment opportunity exceeds the amount our Adviser has independently determined is appropriate for us to invest, with certain of our affiliates (including affiliates of Sixth Street) in middle-market loan origination activities for companies domiciled in the United States and certain “follow-on” investments in companies in which we have already co-invested pursuant to the order and remain invested. On January 16, 2020, we filed a further application for co-investment exemptive relief with the SEC to better align our existing co-investment relief with more recent SEC exemptive orders. Subsequent further applications were also made, most recently as June 29, 2022. On August 3, 2022, the SEC granted an amended exemptive order in response to our application.

We believe our ability to co-invest with Sixth Street affiliates is particularly useful where we identify larger capital commitments than otherwise would be appropriate for us. We expect that with the ability to co-invest with Sixth Street affiliates we will continue to be able to provide “one-stop” financing to a potential portfolio company in these circumstances, which may allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Further, in accordance with the exemptive order, we have undertaken that, in connection with any commitment to a co-investment or follow-on investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of Independent Directors must make certain conclusions, including that:

•

the terms of the proposed transaction (including the consideration to be paid) are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned;

•	the transaction is consistent with the interests of our stockholders and our investment strategies and policies;

•	the investment by our affiliate would not disadvantage us, and our participation is not on a basis different from or less advantageous than that of our affiliate; and

•	our investment will not benefit any affiliate other than the affiliate participating in the investment, and as otherwise permitted by the order.

Allocation of Non-Loan Origination Investment Opportunities

While we seek to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans, we may also invest up to 30% of our portfolio opportunistically in securities or other instruments of issuers not deemed eligible portfolio companies under the 1940 Act. These opportunities may include, among other things, debt issued by companies located outside the United States, publicly and privately traded debt and equity securities of companies listed on a national securities exchange with a market capitalization of $250 million or more, certain high yield bonds and other instruments or assets (including consumer and commercial loans). Many of these opportunities may be required to be offered to, or may be otherwise suitable for, other Sixth Street funds or investment vehicles, in which case the scope or size of opportunities otherwise available to us may be adversely affected or reduced. In the event that an investment opportunity falls within our Board Established Criteria and Sixth Street is not required to, and otherwise determines not to, direct these investment opportunities to an affiliated fund, we may be permitted to participate in such investment opportunity under the terms of our current exemptive order.

Administrator

The Adviser also serves as our administrator. The administrator, on behalf of us and at our expense, may retain one or more service providers that may also be affiliates of Sixth Street to serve as sub-administrator, custodian, accounting agent, investor services agent, transfer agent or other service provider for us. Any fees we pay, or indemnification obligations we undertake, in respect of the administrator and those other service providers that are Sixth Street affiliates, will be set at arm’s length and approved by the Independent Directors.

Fees

In the course of our investing activities, we pay fees to the Adviser, incur direct expenses and reimburse the Adviser for certain expenses it incurs.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser or its affiliates. See “Proposal No. 1 Election of Directors – Biographical Information.”

Indebtedness of Management

None.

Related-Party Transactions

Investment Advisory Agreement; Administration Agreement; License Agreement

On April 15, 2011, we entered into the Investment Advisory Agreement with our Adviser. The Investment Advisory Agreement was subsequently amended on December 12, 2011.

Under the Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing those changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determines the assets we will originate, purchase, retain or sell;

•	closes, monitors and administers the investments we make, including the exercise of any rights in our capacity as a lender or equity holder; and

•

provides us other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds, including providing operating and managerial assistance to us and our portfolio companies, as required.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to us are not impaired.

Under the terms of the Investment Advisory Agreement, we pay the Adviser a base management fee, or the “Management Fee,” and may also pay certain incentive fees, or “Incentive Fees”.

The Management Fee is calculated at an annual rate of 1.5% based on the average value of our gross assets calculated using the values at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the period. The Management Fee is payable quarterly in arrears.

For the year ended December 31, 2023, Management Fees (gross of waivers) were $46.4 million.

Any waived Management Fees are not subject to recoupment by the Adviser.

The Adviser intends to waive a portion of the Management Fee payable under the Investment Advisory Agreement by reducing the Management Fee on assets financed using leverage over 200% asset coverage (in other words, over 1.0x debt to equity) (the “Leverage Waiver”). Pursuant to the Leverage Waiver, the Adviser intends to waive the portion of the Management Fee in excess of an annual rate of 1.0% (0.250% per quarter) on the average value of our gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of our net asset value at the end of the two most recently completed calendar quarters. For the year ended December 31, 2023, Management Fees of $1.2 million were waived pursuant to the Leverage Waiver. Any waived Management Fees are not subject to recoupment by the Adviser pursuant to the Leverage Waiver.

The Incentive Fee consists of two parts, as follows:

(i)

The first component, payable at the end of each quarter in arrears, equals 100% of the pre-Incentive Fee net investment income in excess of a 1.5% quarterly “hurdle rate,” the calculation of which is further explained below, until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter. The 100% “catch-up” provision for pre-Incentive Fee net investment income in excess of the 1.5% “hurdle rate” is intended to provide the Adviser with an Incentive Fee of 17.5% on all pre-Incentive Fee net investment income when that amount equals 1.82% in a quarter (7.28% annualized), which is the rate at which catch-up is achieved. Once the “hurdle rate” is reached and catch-up is achieved, 17.5% of any pre-Incentive Fee net investment income in excess of 1.82% in any quarter is payable to the Adviser.

Pre-Incentive Fee net investment income means dividends, interest and fee income accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that we may not have received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses.

(ii)

The second component, payable at the end of each fiscal year in arrears, equaled 15% through March 31, 2014 and, beginning April 1, 2014, equals a weighted percentage of cumulative realized capital gains from our inception to the end of that fiscal year, less cumulative realized capital losses and unrealized capital losses. This component of the Incentive Fee is referred to as the Capital Gains Fee. Each year, the fee paid for this component of the Incentive Fee is net of the aggregate amount of any previously paid Capital Gains Fee for prior periods. For capital gains that accrue following March 31, 2014, the Incentive Fee rate is 17.5%. We accrue, but do not pay, a capital gains Incentive Fee with respect to unrealized capital gains because a capital gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. The weighted percentage is intended to ensure that for each fiscal year following the completion of the IPO, the portion of our realized capital gains that accrued prior to March 31, 2014, is subject to an Incentive Fee rate of 15% and the portion of our realized capital gains that accrued beginning April 1, 2014 is subject to an Incentive Fee rate of 17.5%. As of March 31, 2020, there are no remaining investments that were made prior to April 1, 2014, and as a result, the Incentive Fee rate of 17.5% is applicable to any future realized capital gains.

For purposes of determining whether pre-Incentive Fee net investment income exceeds the hurdle rate, pre-Incentive Fee net investment income is expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter.

Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Because of the structure of the Incentive Fee, it is possible that we may pay an Incentive Fee in a quarter in which we incur a loss. For example, if we receive pre-Incentive Fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. In addition, because the quarterly minimum hurdle rate is calculated based on our net assets, decreases in our net assets due to realized or unrealized capital losses in any given quarter may increase the likelihood that the hurdle rate is reached and therefore the likelihood of us paying an Incentive Fee for that quarter. Our net investment income used to calculate this component of the Incentive Fee is also included in the amount of our gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

Section 205(b)(3) of the Advisers Act, as amended, prohibits the Adviser from receiving the payment of fees on unrealized gains until those gains are realized, if ever. There can be no assurance that such unrealized gains will be realized in the future. For the year ended December 31, 2023, Incentive Fees were $47.0 million, $42.6 million of which was realized and payable to the Adviser. The Adviser did not waive any Incentive Fees for the year ended December 31, 2023.

Since our IPO, with the exception of its waiver of Management Fees and certain Incentive Fees attributable to our ownership of certain investments and the Leverage Waiver, the Adviser has not waived its right to receive any Management Fees or Incentive Fees payable pursuant to the Investment Advisory Agreement.

In November 2023, the Board renewed the Investment Advisory Agreement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until November 2024, and may be extended subject to required approvals. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty on 60 days’ written notice to the other party.

Our Board monitors the mix and performance of our investments over time and seeks to satisfy itself that the Adviser is acting in our interests and that our fee structure appropriately incentivizes the Adviser to do so.

On March 15, 2011, we entered into the Administration Agreement with our Adviser. Under the terms of the Administration Agreement, the Adviser provides administrative services to us. These services include providing office space, equipment and office services, maintaining financial records, preparing reports to stockholders and reports filed with the SEC, and managing the payment of expenses and the oversight of the performance of administrative and professional services rendered by others. Certain of these services are reimbursable to the Adviser under the terms of the Administration Agreement. See “—Payment of Our Expenses” below. In addition, the Adviser is permitted to delegate its duties under the Administration Agreement to affiliates or third parties and we pay or reimburse the Adviser expenses incurred by any such affiliates or third parties for work done on our behalf. For the year ended December 31, 2023, we incurred expenses of $3.2 million for administrative services payable under the terms of the Administration Agreement.

From time to time, the Adviser may pay amounts owed by us to third-party providers of goods or services, including the Board, and we will subsequently reimburse the Adviser for such amounts paid on our behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

In November 2023, the Board renewed the Administration Agreement. Unless earlier terminated as described below, the Administration Agreement will remain in effect until November 2024, and may be extended subject to required approvals. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

No person who is an officer, director or employee of the Adviser or its affiliates and who serves as our director receives any compensation from us for his or her services as a director. However, we reimburse the Adviser or its affiliates for the allocable portion of the costs of compensation, benefits, and related administrative expenses of our officers who provide operational and administrative services to us pursuant to the Administration Agreement, their respective staffs and other professionals who provide services to us (including, in each case, employees of the Adviser or an affiliate). Such reimbursable amounts include the allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Financial Officer, Chief Compliance Officer, and other professionals who provide operational and administrative services to us pursuant to the Administration Agreement, including individuals who provide “back office” or “middle office” financial, operational, legal and/or compliance services to us. We reimburse the Adviser or its affiliates for the allocable portion of the compensation paid by the Adviser or its affiliates to such individuals based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs and in acting on behalf of us. We may also reimburse the Adviser or its affiliates for the allocable portion of overhead expenses (including rent, office equipment and utilities) attributable thereto. Directors who are not affiliated with the Adviser receive compensation for their services and reimbursement of expenses incurred to attend meetings.

The Adviser does not assume any responsibility to us other than to render the services described in, and on the terms of the Investment Advisory Agreement and the Administration Agreement, and is not responsible for any action of our Board in declining to follow the advice or recommendations of the Adviser. Under the terms of the Investment Advisory Agreement and the Administration Agreement, the Adviser (and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it) shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement, the Administration Agreement or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We shall, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a member, manager, officer, employee, agent, controlling person of the Adviser or any other person or entity affiliated with the Adviser, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in Article VIII of our certificate of incorporation.

United States federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory Agreement will constitute a waiver or limitation of any rights that we may have under any applicable federal or state securities laws.

Payment of Our Expenses

The costs associated with the Investment Team and staff of the Adviser, when and to the extent engaged in providing us investment advisory and management services are paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including those relating to:

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•

expenses, including travel expenses, incurred by the Adviser, or members of our Investment Team, or payable to third parties, in respect of due diligence on prospective portfolio companies and, if necessary, in respect of enforcing our rights with respect to investments in existing portfolio companies;

•	the costs of any public offerings of our common stock and other securities, including registration and listing fees;

•	the Management Fee and any Incentive Fee;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under our Administration Agreement;

•	debt service and other costs of borrowings or other financing arrangements;

•	the Adviser’s allocable share of costs incurred in providing significant managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	taxes;

•	Independent Director fees and expenses;

•

costs of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing, including the allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs);

•

the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit, accounting, consulting and legal costs; and

•	all other expenses reasonably incurred by us in connection with making investments and administering our business.

In addition, from time to time, the Adviser pays amounts owed by us to third-party providers of goods or services, including the Board. We subsequently reimburse the Adviser for those amounts paid on our behalf.

Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. We also reimburse the Adviser for the allocable portion of the compensation paid by the Adviser or its affiliates to our Chief Compliance Officer, Chief Financial Officer, and other professionals who spend time on those related activities (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs).

Duration and Termination

Unless earlier terminated as described below, both the Investment Advisory Agreement and the Administration Agreement will remain in effect until November 2024, and each may be extended subject to required approvals. Each agreement will remain in effect from year to year thereafter if approved annually by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser. Each agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate each agreement without penalty on 60 days’ written notice.

Indemnification

The Investment Advisory Agreement and the Administration Agreement provide that the Adviser and its members, managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement, the Administration Agreement or otherwise as an investment adviser of ours (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). We will, to the fullest extent permitted by law, provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, because he or she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser, including without limitation the Administrator, or is or was a member of the Adviser’s Investment Review Committee, on the same general terms set forth in our certificate of incorporation. Our obligation to provide indemnification and advancement of expenses is subject to the requirements of the 1940 Act and Investment Company Act Release No. 11330, which, among other things, preclude indemnification for any liability (whether or not there is an adjudication of liability or the matter has been settled) arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and require reasonable and fair means for determining whether indemnification will be made.

Board Approval of the Investment Advisory Agreement

Our Board, including our Independent Directors, and holders of a majority of our outstanding securities, approved our Investment Advisory Agreement in December 2011. Our Board, including a majority of the Independent Directors, renewed the Investment Advisory Agreement in November 2023. A discussion regarding the basis for our Board’s approval and renewal of the Investment Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected KPMG LLP to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2024. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

KPMG LLP’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

The Board recommends that our stockholders vote “FOR” ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Fees Paid to KPMG LLP

Audit Fees

For the year ended December 31, 2023, the aggregate fees billed by KPMG LLP for the audit of our consolidated financial statements, review of our interim financial statements and other professional services related to SEC registration statements were $800,000. In addition, we reimbursed KPMG LLP $24,379 for out-of-pocket expenses incurred in the performance of audit services.

For the year ended December 31, 2022, the aggregate fees billed by KPMG LLP for the audit of our consolidated financial statements, review of our interim financial statements and other professional services related to SEC registration statements were $744,000. In addition, we reimbursed KPMG LLP $7,093 for out-of-pocket expenses incurred in the performance of audit services.

Audit-Related Fees

For the year ended December 31, 2023, the aggregate fees billed by KPMG LLP for audit-related services, which consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but which are not reportable as Audit Fees, were $295,000.

For the year ended December 31, 2022, the aggregate fees billed by KPMG LLP for audit-related services, which consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but which are not reportable as Audit Fees, were $30,000.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are traditionally performed by the independent auditor.

Tax Fees

For the year ended December 31, 2023, the aggregate fees billed by KPMG LLP for tax compliance, tax advice and tax planning services were $211,000.

For the year ended December 31, 2022, the aggregate fees billed by KPMG LLP for tax compliance, tax advice and tax planning services were $339,000.

Tax services include tax compliance, tax planning and tax advice.

All Other Fees

For each of the years ended December 31, 2023 and 2022, there were no fees billed for services rendered by KPMG LLP not reportable as Audit Fees, Audit-Related Fees or Tax Fees.

The services provided by KPMG LLP described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above, were approved by the Audit Committee according to applicable SEC rules. The Audit Committee has determined the rendering of the above-mentioned non-audit services by KPMG LLP was compatible with maintaining our independent registered public accounting firm’s independence.

Auditor Independence

The Audit Committee has considered whether the provision of the above-noted services is compatible with maintaining the independence of the independent registered public accounting firm and has determined that the provision of such services has not adversely affected KPMG LLP’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Ross, Doddy, Higginbotham and Tanemura and Mses. Slotkin and Covington.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (US) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States and for auditing and reporting on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements, along with management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and met and held discussions with management regarding the audited financial statements and its assessment of the effectiveness of the Company’s internal control over financial reporting. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has reviewed and discussed the Company’s audited financial statements, along with management’s assessment of the effectiveness of the Company’s internal control over financial reporting and KPMG LLP’s evaluation of the Company’s internal control over financial reporting, with management and KPMG LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review the results of KPMG’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee also has discussed with KPMG matters relating to KPMG’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee has discussed with KPMG their independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee received a written communication from KPMG confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG’s performance of non-audit services with the maintenance of KPMG’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of KPMG LLP to serve as the independent registered public accounting firm for the year ending December 31, 2024.

Respectfully Submitted,

The Audit Committee:
Judy Slotkin, Chair
John Ross
Hurley Doddy
Richard Higginbotham
Ronald Tanemura P. Emery Covington

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Meeting. If any other matter properly comes before the Meeting, the persons named in this proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCK REPURCHASES

In accordance with Section 23(c)(1) under the 1940 Act, the Company hereby advises you that it may repurchase shares of its common stock from time to time.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us at our principal executive offices no later than December 12, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be sent to our principal executive offices addressed to the Secretary of the Company, Anton Brett, Sixth Street Specialty Lending, Inc., 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201.

Bylaw Requirements for Stockholder Submission of Nominations and Proposals

A stockholder recommendation for nomination of a person for election to our Board or a proposal for consideration at our 2025 annual meeting, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action.

Our Bylaws require that the proposal or recommendation for nomination must be received by our Secretary at our principal executive offices at the above address no later than February 22, 2025, unless the date of our 2025 annual meeting is more than 30 days before or more than 60 days after May 23, 2025, the anniversary of our 2024 annual meeting, in which case notice by the stockholder to be timely must be so received not later than the later of the close of business 90 days prior to such annual meeting or the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which includes financial statements, is being furnished with this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department by mail at Sixth Street Specialty Lending, Inc., 888 7th Avenue, 41st Floor, New York, NY 10106, Attention: TSLX Investor Relations, by email at IRTSLX@sixthstreet.com or by phone at 469-621-2033. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY PHONE, OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Anton Brett
Anton Brett
Chief Compliance Officer and Secretary

PRIVACY PRINCIPLES

The Company is committed to maintaining the confidentiality, integrity and security of nonpublic personal information relating to investors. The following information is provided to help you understand what personal information the Company collects, how it protects that information and why, in certain cases, it may share information with select other parties.

The Company may collect nonpublic personal information regarding investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between the Company and individual investors. The Company may share information that it collects regarding an investor with its affiliates and the employees of such affiliates for legitimate business purposes, for example, in order to service the investor’s accounts or provide the investor with information about other products and services offered by the Company or its affiliates that may be of interest to the investor. In addition, the Company may disclose information that it collects regarding investors to third parties who are not affiliated with the Company (i) as authorized by investors in investor subscription agreements or the Company’s organizational documents, (ii) as required by law or in connection with regulatory or law enforcement inquiries, or (iii) as otherwise permitted by law to the extent necessary to effect, administer or enforce investor or Company transactions.

Any party that receives nonpublic personal information relating to investors from the Company is permitted to use the information only for legitimate business purposes or as otherwise required or permitted by applicable law or regulation. In this regard, for officers, employees and agents of the Company and its affiliates, access to such information is restricted to those who need such access to provide services to the Company and investors. The Company maintains physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information. Third parties that handle this information shall agree to follow the standards the Company has established. All safeguards apply to nonpublic personal information of current, former and prospective investors.

SIXTH STREET SPECIALTY LENDING, INC. 2100 MCKINNEY AVENUE, SUITE 1500 DALLAS, TX 75201 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/22/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/22/2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 0 0 0 01) David Stiepleman 02) Richard Higginbotham 03) Ronald Tanemura The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. NOTE: The named proxies are also authorized to transact such other business as may properly come before the 2024 Annual Meeting of Stockholders or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0 0 0 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com SIXTH STREET SPECIALTY LENDING, INC. Annual Meeting of Stockholders May 23, 2024 9:30 AM EDT This proxy is solicited by the Board of Directors The stockholders hereby appoints Ian Simmonds and Anton Brett, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SIXTH STREET SPECIALTY LENDING, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at The Offices of Simpson Thacher & Bartlett LLP, located at 425 Lexington Avenue, 30th Floor New York, NY 10017, at 9:30 AM EDT on May 23, 2024 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side